UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 10/23/08 - 11/19/08

Operating Report/Period Beginning October 23, 2008 and Ending November 19, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

12/9/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	10/23/08 - 11/19/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	29-Oct	5-Nov	12-Nov	19-Nov	Period 5

Cash Receipts (inc Sales tax)
Cash Receipts	$16,211	$17,252	$17,006	$16,341	$66,810
Credit Card	10,732	11,231	11,269	11,043	44,275
	26,943	28,483	28,275	27,384	111,085
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	178	3,422	198	236	4,034
Total Cash Receipts	27,121	31,905	28,473	27,620	115,119

Operating Disbursements
A/P
Check	3,025	1,804	1,078	667	6,574
EFT	17,067	12,243	13,489	13,110	55,909
Change in Trade Terms	-	(224)	(600)	(50)	(874)

Payroll	9,351	6,402	9,556	6,663	31,972
Rent (Cash Occupancy)	-	7,793	-	-	7,793
Sales Tax	834	2,222	233	219	3,508
Other Operating	-	-	-	-	-
Total Operating Disbursements	30,277	30,240	23,756	20,609	104,882
Net Operating Cash Flows	(3,156)	1,665	4,717	7,011	10,237

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	998	668	458	1,445	3,569
Professional Fees, inc. Holdbacks	15	1,089	228	329	1,661
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	(18)	-	-	-	(18)
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	995	1,757	686	1,774	5,212

Financing Payments
Interest Expense	-	6,145	-	28	6,173
Interest (Income)	(6)	(25)	(12)	(2)	(45)
DIP Fees / Other	-	-	-	-	-
Principal Payments	-	-	-	-	-
Total Financing Disbursements	(6)	6,120	(12)	26	6,128

Total Net Disbursements	31,266	38,117	24,430	22,409	116,222

Net Cash Receipts (Disbursements)	(4,145)	(6,212)	4,043	5,211	(1,103)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	13.45%	0.08%	0.00%	33.58%	0.38%	13.13%
Total Disbursements	144	15,632,742	88,299	-	39,023,747	436,255	15,255,466

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.10%	0.88%	0.00%	0.15%	32.65%	0.00%	3.71%
Total Disbursements	121,057	1,024,185	-	179,527	37,951,923	-	4,306,257

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.82%	0.01%	0.06%	0.00%	100.00%
Total Disbursements	-	2,112,878	16,818	70,694	-	116,222,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 10/23/08 - 11/19/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LLC
CASH ON HAND - DRAWER	43,300	-	-	497,729	-	206,091	-	26,600	-	-
TOTAL DEPOSITORY ACCOUNT	(7,597,131)	-	-	5,804,286	-	2,739,494	-	26,180	-	-
DEPOSITORY ACCOUNT	-	-	-	29,157	-	1,986	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	31,403	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	586,415	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	682,004	-	35,253	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	207,505	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	339,911	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	28,051	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	21,354	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	73,634	-	-	-	26,180	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	57,719	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	30,776	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	14,627	-	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	30,838	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	7,191	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	45,424	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,235	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	6,630	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(7,632,842)	-	-	4,302,009	-	2,039,641	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	25,000,000	-	-	-	-	-	-	-	-	-
CASH	5,434,961	-	34,975	(37)	-	-	-	-	-	249,455
CASH - US BANK	6,460,573	-	34,975	-	-	-	-	-	-	-
CASH - US BANK - A/P	(1,150,111)	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	16,976	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	978,297	-	-	(37)	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	2,261	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,455
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	7,602	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(891,962)	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	147	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	11,178	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	22,881,131	-	34,975	6,301,978	-	2,945,585	-	52,780	-	249,455

RESTRICTED CASH	2,601,256	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,363,756	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	237,500	-	-	-	-	-	-	-	-	-

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	155 BUFFETS RESTAURANTS HOLDINGS,	Total
CASH ON HAND - DRAWER	18,500	-	-	582,412	-	-	-	-	-	1,374,632
TOTAL DEPOSITORY ACCOUNT	74,651	-	-	3,333,583	-	-	-	-	-	4,381,062
DEPOSITORY ACCOUNT	-	-	-	5,896	-	-	-	-	-	37,039
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	155,576	-	-	-	-	-	186,979
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	586,145
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	717,257
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	52,196	-	-	-	-	-	259,701
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	339,911
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	28,051
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	21,354
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	99,814
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	57,719
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	30,776
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	14,627
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	30,838
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	7,191
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	45,424
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	8,235
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	6,630
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	2,020,335	-	-	-	-	-	729,142
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	19,912	-	-	377,902	-	-	-	-	-	397,814
DEPOSITORY - US BANK - RYAN'S	13,304	-	-	87,331	-	-	-	-	-	100,635
DEPOSITORY - BB&T	-	-	-	69,005	-	-	-	-	-	69,005
DEPOSITORY - SUNTRUST	-	-	-	37,743	-	-	-	-	-	37,743
DEPOSITORY - WELLS FARGO - RYAN'S	6,192	-	-	23,562	-	-	-	-	-	29,754
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	61,337	-	-	-	-	-	61,337
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	122,999	-	-	-	-	-	122,999
DEPOSITORY - COMPASS	-	-	-	11,829	-	-	-	-	-	11,829
DEPOSITORY - AMSOUTH	-	-	-	105,369	-	-	-	-	-	105,369
DEPOSITORY - FIRST CITIZENS	-	-	-	39,008	-	-	-	-	-	39,008
DEPOSITORY - JPMORGAN CHASE	13,884	-	-	92,747	-	-	-	-	-	106,631
DEPOSITORY - M&T BANK	-	-	-	20,983	-	-	-	-	-	20,983
DEPOSITORY - NATIONAL CITY - IL	-	-	-	30,577	-	-	-	-	-	30,577
DEPOSITORY - FIRST MIDWEST	14,504	-	-	-	-	-	-	-	-	14,504
DEPOSITORY - FIFTH THIRD	6,854	-	-	-	-	-	-	-	-	6,854
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	19,190	-	-	-	-	-	19,190
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	25,000,000
CASH	1,207,173	-	-	-	-	-	-	-	-	6,926,527
CASH - US BANK	-	-	-	-	-	-	-	-	-	6,495,549
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(1,150,111)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	16,976
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	978,260
CASH - 5TH THIRD - CREDIT CARD CLEARING	26,466	-	-	-	-	-	-	-	-	26,466
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	2,261
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,455
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	7,602
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(891,962)
CASH - WACHOVIA - PAYROLL	1,336,656	-	-	-	-	-	-	-	-	1,336,802
CASH - US BANK - RYAN'S PAYROLL	(155,949)	-	-	-	-	-	-	-	-	(155,949)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	11,178
TOTAL CASH & CASH EQUIVALENTS	1,300,323	-	-	3,915,995	-	-	-	-	-	37,682,222

RESTRICTED CASH	-	-	-	-	-	-	-	-		2,601,256
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-		2,363,756
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-		237,500
Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 10/23/08 - 11/19/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

						Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,421.50	Buffets, Inc	20499753	06/03/08	147,421.50
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	85,005.47	Buffets, Inc	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	07/01/08-07/31/08	63,208.83	Buffets, Inc	20518627	10/03/08	63,104.96	103.87
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	28,523.20	Buffets, Inc	20521843	10/30/08	28,523.20
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	21,176.32	Buffets, Inc	20521844	10/30/08	21,176.32
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	07/01/08-07/31/08	15,776.24	Buffets, Inc	20521845	10/30/08	15,776.24

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	160,876.60	Buffets, Inc	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	160,330.35	Buffets, Inc	20517739	09/26/08	160,000.00	330.35
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	40,000.00	Buffets, Inc	20521846	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	40,000.00	Buffets, Inc	20521847	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	40,000.00	Buffets, Inc	20521848	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	08/01/08-08/31/08	160,070.75	Buffets, Inc	20522673	11/03/08	160,000.00	70.75

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	Buffets, Inc	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	Buffets, Inc	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	Buffets, Inc	20518661	10/07/08	120,000.00	2,355.86
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	30,000.00	Buffets, Inc	20521849	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	30,000.00	Buffets, Inc	20521850	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	30,000.00	Buffets, Inc	20521851	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	30,000.00	Buffets, Inc	20521852	10/30/08	30,000.00

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	Buffets, Inc	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	Buffets, Inc	20511087	08/19/08	8,000.00	460.25
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-06/30/08	4,000.00	Buffets, Inc	20521853	10/30/08	4,000.00

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	Buffets, Inc	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	Buffets, Inc	20514456	09/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	Buffets, Inc	20518663	10/07/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	2,000.00	Buffets, Inc	20505082	10/30/08	2,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	16,000.00	Buffets, Inc	20523627	11/17/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	Buffets, Inc	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	Buffets, Inc	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	Buffets, Inc	20515684	09/24/08	318,306.40	39,735.76
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	66,408.80	Buffets, Inc	20521857	10/30/08	66,408.80
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	74,017.30	Buffets, Inc	20521858	10/30/08	74,017.30
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	79,576.60	Buffets, Inc	20521859	10/30/08	79,576.60

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547.20	Buffets, Inc	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	269,169.01	Buffets, Inc	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	08/01/08-08/31/08	174,170.85	Buffets, Inc	20519765	10/21/08	161,367.60	12,803.25
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	24,304.70	Buffets, Inc	20523628	11/17/08	24,304.70
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	28,974.20	Buffets, Inc	20523629	11/17/08	28,974.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	66,193.20	Buffets, Inc	20523630	11/17/08	66,193.20

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-02/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725.21	Buffets, Inc	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	29,533.99	Buffets, Inc	20518650	10/06/08	26,114.80	3,419.19
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	6,528.70	Buffets, Inc	20522690	11/05/08	6,528.70
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	07/01/08-07/31/08	89,824.26	Buffets, Inc	20522691	11/05/08	79,273.50	10,550.76
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	7,061.90	Buffets, Inc	20522692	11/05/08	7,061.90

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	Buffets, Inc	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	Buffets, Inc	20511070	08/18/08	5,326.80	28.24
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	14,183.42	Buffets, Inc	20521841	10/30/08	13,844.80	338.62
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	2,068.80	Buffets, Inc	20521860	10/30/08	2,068.80
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	1,331.70	Buffets, Inc	20521861	10/30/08	1,331.70

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	Buffets, Inc	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	Buffets, Inc	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	Buffets, Inc	20519779	10/22/08	207,017.60	12,864.46
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	50,874.80	Buffets, Inc	20521865	10/30/08	50,874.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	51,494.40	Buffets, Inc	20521866	10/30/08	51,494.40
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	46,524.30	Buffets, Inc	20521867	10/30/08	46,524.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	193,825.52	Buffets, Inc	20523631	11/17/08	186,771.60	7,053.92

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	Buffets, Inc	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	Buffets, Inc	20514440	09/09/08	161,104.00	6,595.54
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	40,276.00	Buffets, Inc	20521863	10/30/08	40,276.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	05/01/08-05/31/08	57,449.40	Buffets, Inc	20521864	10/30/08	57,449.40

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	Buffets, Inc	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	Buffets, Inc	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	Buffets, Inc	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	Buffets, Inc	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-08 provision, 2007 restatement	24,500.00	Buffets, Inc	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	Buffets, Inc	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FYE08 provision, F/A deferred tax, Ryan's federal carryback claim	35,000.00	Buffets, Inc	20519006	10/10/08	35,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	6/17/08-7/31/08	21,979.00	Buffets, Inc	20521862	10/30/08	21,979.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	14,271.60	Buffets, Inc	20522693	11/05/08	14,271.60

Total				12,022,821.35				11,448,309.27	574,512.08

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 10/23/08 - 11/19/08

	Buffets Holdings Inc.
	PERIOD: 5-09 ENDING: 11/19/2008
	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	3,232,285	-	-	40,875,299	-	17,289,310	-	-	1,748,714
TOTAL FOOD COST	-	-	1,168,789	-	-	14,672,254	-	6,148,024	-	-	180,969
TOTAL LABOR	-	-	949,887	-	-	11,835,813	-	4,766,248	-	-	397,771
OPERATING COSTS	-	-	385,249	327	-	5,693,700	883	2,130,070	(159)	-	181,677
OCCUPANCY COSTS	-	-	37,096	46,109	-	4,175,038	467,603	1,612,308	127,204	-	239,889
TOTAL DIR & O/C	-	-	422,345	46,436	-	9,868,738	468,485	3,742,379	127,044	-	421,566

TOTAL RESTAURANT COSTS	-	-	2,541,021	46,436	-	36,376,805	468,485	14,656,651	127,044	-	1,000,306

RESTAURANT PROFIT (LEVEL 4)	-	-	691,264	(46,436)	-	4,498,495	(468,485)	2,632,660	(127,044)	-	748,408

TOTAL SG&A EXPENSE	158	(50,500)	6,783,497	48,626	-	1,085,186	4,253	-	-	-	109,368

CLOSED RESTAURANT COSTS	-	-	-	-	-	(244,430)	21	249,668	96	-	836
EARNINGS FROM OPERATIONS	-	50,500	(6,092,233)	(95,062)	-	3,657,739	(472,760)	2,382,991	(127,140)	-	638,203

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	8,837	-	-	-	-	35,027	-	-	-
INTEREST INCOME	-	(2,686)	2,705	-	-	-	-	-	-	-	118
INTEREST EXPENSE	-	2,686	(6,468,291)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	74,119	-	-	-	-	-	-	-	1,345
REORGANIZATION COSTS	(325)	-	(1,268,604)	(1,958)	(325)	(932,424)	(6,585)	(229,569)	(5,874)	-	(14,835)
NET WORTH TAX	-	-	(51,398)	-	-	-	-	-	-	-	-
INTERCOMPANY	-	8	4,442,236	56,408	-	(4,483,765)	358,236	(1,626,382)	101,026	-	4,128,714

TOTAL OTHER INCOME (EXPENSE)	(325)	(50,492)	(3,260,396)	54,450	(325)	(5,416,189)	351,651	(1,820,924)	95,152	-	4,115,342

EARNINGS BEFORE TAX	(483)	8	(9,352,629)	(40,612)	(325)	(1,758,450)	(121,108)	562,067	(31,988)	-	4,753,546

INCOME TAXES	-	-	64,000	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(483)	8	(9,416,629)	(40,612)	(325)	(1,758,450)	(121,108)	562,067	(31,988)	-	4,753,546

Expense, gross	158	N/A	17,176,811	97,020	325	42,878,180	479,344	16,762,270	133,014	-	1,125,345
Expense Allocation (1)	0.00%	N/A	13.45%	0.08%	0.00%	33.58%	0.38%	13.13%	0.10%	0.00%	0.88%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	39,413,842	-	-	-	2,317,087	-	-	-	104,876,538
TOTAL FOOD COST	-	-	15,797,668	-	-	-	754,198	-	(758,619)	-	37,963,283
TOTAL LABOR	-	174,817	8,254,548	-	4,067,692	-	817,919	-	-	-	31,264,695
OPERATING COSTS	-	(39)	5,777,600	-	(600)	-	349,748	269	(48,621)	-	14,470,103
OCCUPANCY COSTS	-	-	5,517,870	-	-	-	223,376	17,257	-	-	12,463,750
TOTAL DIR & O/C	-	(39)	11,295,470	-	(600)	-	573,123	17,525	(48,621)	-	26,933,853

TOTAL RESTAURANT COSTS	-	174,778	35,347,686	-	4,067,092	-	2,145,241	17,525	(807,240)	-	96,161,830

RESTAURANT PROFIT (LEVEL 4)	-	(174,778)	4,066,157	-	(4,067,092)	-	171,846	(17,525)	807,240	-	8,714,708

TOTAL SG&A EXPENSE	-	17,607	249,390	-	649,827	-	155,987	303	75,727	(4,966)	9,124,463

CLOSED RESTAURANT COSTS	-	-	13,382	-	1,529	-	-	-	-	-	21,103
EARNINGS FROM OPERATIONS	-	(192,384)	3,803,384	-	(4,718,448)	-	15,859	(17,829)	731,513	4,966	(430,701)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	1,710	45,573
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	137
INTEREST EXPENSE	-	-	-	-	-	-	(2,686)	-	-	-	(6,468,291)
OTHER INCOME (EXPENSE)	-	-	2,844	-	-	-	-	-	-	-	27,807
REORGANIZATION COSTS	(325)	(4,875)	(1,678,640)	(325)	(13,144)	(325)	(13,655)	(650)	(1,950)	-	(4,174,388)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(51,398)
INTERCOMPANY	-	-	(4,411,392)	-	-	-	22,755	5,938	1,407,282	(1,064)	-

TOTAL OTHER INCOME (EXPENSE)	(325)	(4,875)	(6,087,188)	(325)	(13,144)	(325)	6,414	5,288	1,405,332	646	(10,620,559)

EARNINGS BEFORE TAX	(325)	(197,259)	(2,283,804)	(325)	(4,731,593)	(325)	22,273	(12,541)	2,136,845	5,612	(11,051,418)

INCOME TAXES	-	-	-	-	-	-	4,000	-	-	-	68,000
NET EARNINGS (LOSS)	(325)	(197,259)	(2,283,804)	(325)	(4,731,593)	(325)	18,273	(12,541)	2,136,845	5,612	(11,119,418)

Expense, gross	325	197,259	41,700,490	325	4,731,593	325	2,321,570	18,479	77,677	1,064	127,701,416
Expense Allocation (1)	0.00%	0.15%	32.65%	0.00%	3.71%	0.00%	1.82%	0.01%	0.06%	0.00%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 11/19/08

Buffets Holdings Inc.
PERIOD:  5-09          ENDING:  11/19/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,300	-	-	497,729	-	206,091	-	-	18,500
TOTAL DEPOSITORY ACCOUNT	-	-	(7,597,131)	-	-	5,804,286	-	2,739,494	-	-	74,651
TEMPORARY INVESTMENTS	-	-	25,000,000	-	-	-	-	-	-	-	-
CASH	-	-	5,434,961	-	34,975	(37)	-	-	-	-	1,207,173

TOTAL CASH & CASH EQUIVALENTS	-	-	22,881,131	-	34,975	6,301,978	-	2,945,585	-	-	1,300,323

RECEIVABLES - LANDLORD	-	-	-	-	-	16,793	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	-	38,244	-	-	372,390	-	498,634	-	-	14,107
INTERCOMPANY	-	4	(13,875,023)	(976,573)	(6,189,554)	(14,168,308)	(3,511,822)	28,177,134	(526,385)	-	(47,427,133)
TOTAL REBATES RECEIVABLE	-	-	18,462	-	-	-	-	-	-	-	1,172,548
ACCOUNTS RECEIVABLE	-	-	634,396	-	-	42,897	-	42,983	-	-	40,860
DUE TO/FROM AFFILIATE	311,885	-	83,620	-	(395,505)	-	-	-	-	-	-

TOTAL RECEIVABLES	311,885	4	(13,100,302)	(976,573)	(6,585,059)	(13,736,228)	(3,511,822)	28,718,750	(526,385)	-	(46,199,618)

INVENTORY	-	-	889,484	-	-	11,612,043	-	4,050,809	-	-	527,939

TOTAL INVENTORIES	-	-	889,484	-	-	11,612,043	-	4,050,809	-	-	527,939

RESTRICTED CASH	-	-	2,601,256	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	21,988	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	617,327	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	21,088,986	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	16,356	-	-	19,850	-	-	-	-	5
PREPAID INSURANCE	-	-	1,080,758	-	-	-	-	-	-	-	-
PREPAID RENT	-	-	171,601	-	-	872,592	-	377,065	-	-	47,384
PREPAID OTHER	-	-	1,703,690	-	-	365,384	-	77,728	-	-	20,457
PREPAID ADVERTISING	-	-	9,628,196	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	-	45	-	-	203,648	-	73,106	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	11,957
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	34,328,948	-	-	1,461,475	-	527,898	-	-	79,803

DEFERRED INCOME TAXES - CURRENT	-	-	13,651,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(13,651,000)	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	311,885	4	47,600,516	(976,573)	(6,550,084)	5,639,268	(3,511,822)	36,243,043	(526,385)	-	(44,291,552)

CABINET DIVISION INVENTORY	-	-	-	-	-	4,282,595	-	-	-	-	-
CORPORATE INVENTORY	-	-	84,848	-	-	493,085	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	-	385,927	-	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	-	198,266	-	-	1,125,704	-	-	-	-	1,403,433
ACCUMULATED DEPRECIATION - BUILDING	-	-	(16,030)	-	-	(232,098)	-	-	-	-	(288,766)
LEASEHOLD IMPROVEMENTS	-	-	237,466	-	-	104,646,334	5,887	26,590,945	-	-	1,973,492
ACCUMULATED AMORTIZATION	-	-	(68,428)	-	-	(67,903,319)	1	(20,484,565)	-	-	(218,432)
EQUIPMENT	-	-	21,675,746	6,416,997	-	62,192,592	39,513,631	18,120,052	10,628,168	-	3,602,171
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,854,510)	(3,067,150)	-	(55,083,565)	(15,396,104)	(16,680,607)	(4,688,519)	-	(1,145,963)
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,121)	-	-	(124,023)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	554,500	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,274,562	3,349,847	-	50,641,429	24,123,415	7,545,824	5,939,648	-	6,010,756

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	18,778,114
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	36,911,931

DEFERRED INCOME TAXES - NON-CURRENT	-	-	80,901,879	-	14,550,000	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(80,901,879)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	788,951	-	-	-	-	56,250
RECIPES	-	-	-	-	-	-	-	-	-	-	2,070,991
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	788,951	-	-	-	-	58,727,241

PREPAID RENT DEPOSITS	-	-	1,373,371	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	-	-	-	-	1,286,399	-	512,811	-	-	52,244
DEPOSITS - OTHER LONG TERM	-	-	2,280	-	37,585	3,000	-	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-	15,000
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(16,189,827)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	7,370
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	453,901,809	-	37,585	1,306,299	-	2,522,250	-	(462,780,302)	462,854,916

TOTAL ASSETS	342,930	(431,239,908)	598,420,515	2,373,274	(6,512,499)	58,375,946	20,611,592	49,529,335	5,413,264	(462,780,302)	520,213,292

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 11/19/08

Buffets Holdings Inc.
PERIOD:  5-09          ENDING:  11/19/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	582,412	-	-	-	26,600	-	-	-	1,374,632
TOTAL DEPOSITORY ACCOUNT	-	-	3,333,583	-	-	-	26,180	-	-	-	4,381,062
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	25,000,000
CASH	-	-	-	-	-	-	-	-	-	249,455	6,926,527

TOTAL CASH & CASH EQUIVALENTS	-	-	3,915,995	-	-	-	52,780	-	-	249,455	37,682,222

RECEIVABLES - LANDLORD	-	-	-	-	-	-	8,249	-	-	-	25,042
CREDIT CARD RECEIVABLES	-	-	352,788	-	-	-	112,674	-	-	-	1,388,836
INTERCOMPANY	(975)	(4,680,356)	115,757,607	4,275	(98,736,005)	(975)	3,380,735	29,075	42,876,627	(132,348)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	2,080,019	-	3,271,029
ACCOUNTS RECEIVABLE	-	-	5,047,641	-	-	-	84,067	-	-	-	5,892,843
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIVABLES	(975)	(4,680,356)	121,158,036	4,275	(98,736,005)	(975)	3,585,726	29,075	44,956,646	(132,348)	10,577,751

INVENTORY	-	-	13,208,716	-	-	-	755,927	-	-	-	31,044,918

TOTAL INVENTORIES	-	-	13,208,716	-	-	-	755,927	-	-	-	31,044,918

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,601,256

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	21,988
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	632,327
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	21,088,986
PREPAID CAR LEASES	-	-	5,950	-	-	-	24	-	-	-	42,185
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	1,080,758
PREPAID RENT	-	-	1,356,807	-	-	-	41,224	-	-	-	2,866,673
PREPAID OTHER	-	-	196,774	-	-	-	139,699	-	10,238	-	2,513,971
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	9,628,196
PREPAID RENT ESCROW	-	-	2,616	-	-	-	5,647	-	-	-	285,063
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	11,957

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	1,562,148	-	-	-	201,594	-	10,238	-	38,172,104

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	13,651,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(13,651,000)

TOTAL CURRENT ASSETS	(975)	(4,680,356)	139,844,895	4,275	(98,736,005)	(975)	4,596,026	29,075	44,966,884	117,107	120,078,250

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,282,595
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	577,933
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	-	-	-	-	-	-	-	-	385,927
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	2,859,271	-	-	-	-	-	-	-	5,586,674
ACCUMULATED DEPRECIATION - BUILDING	-	-	(350,338)	-	-	-	-	-	-	-	(887,232)
LEASEHOLD IMPROVEMENTS	-	-	13,527,423	-	-	-	11,615,197	-	-	-	158,596,744
ACCUMULATED AMORTIZATION	-	-	(1,788,896)	-	-	-	(4,550,164)	-	-	-	(95,013,803)
EQUIPMENT	-	-	52,443,404	-	-	-	4,566,977	1,430,082	269,128	-	220,858,948
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(18,259,424)	-	-	-	(3,727,710)	(427,262)	(87,013)	-	(138,417,828)
AUTOMOBILE	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,124)	-	-	-	-	-	-	-	(129,267)
ASSETS TO BE SOLD - PP&E	-	-	14,697,294	-	-	-	-	-	-	-	16,364,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(83,228)	-	-	-	-	-	-	-	(83,228)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	72,759,813	-	-	-	7,904,492	1,002,820	182,115	-	181,734,722

GOODWILL	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	95,451,879
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(95,451,879)
											-
LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	612,036	-	-	-	-	-	-	-	1,457,237
RECIPES	-	-	-	-	-	-	-	-	-	-	2,070,991
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	612,036	-	-	-	343,681	-	-	-	60,471,909

PREPAID RENT DEPOSITS	-	-	342,687	-	-	-	8,268	-	-	-	1,745,726
DEPOSITS	-	-	1,728,311	-	-	-	17,403	-	-	-	3,597,167
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	42,865
INSURANCE LOSS DEPOSITS	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(16,189,827)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	7,370
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580

TOTAL OTHER NONCURRENT ASSETS	-	-	4,370,334	-	-	-	25,671	-	-	-	31,029,696

TOTAL ASSETS	(975)	(4,680,356)	217,587,078	4,275	(98,736,005)	(975)	12,869,870	1,031,896	45,148,998	117,107	528,088,352

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 11/19/08

Buffets Holdings Inc.
PERIOD:  5-09          ENDING:  11/19/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,438,568	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	43,663,046	-	-	-	-	-	-	-	-
COD CLEARING	-	-	6,942	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	151,022	-	-	2,651,837	-	818,614	-	-	463,177
MISC. ACCRUALS - WIS		-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	(4,319)	-	-	(63,616)	-	-	-	-	4,497,098

TOTAL ACCOUNTS PAYABLE	-	-	68,255,259	-	-	2,588,221	(625)	818,614	-	-	4,960,275

ACCRUED 401(k)	-	-	928,194	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	880,428	-	-	4,380,289	-	1,693,287	-	-	257,911
ACCRUED BONUS	-	-	300,671	-	-	-	-	390,506	-	-	276,173
ACCRUED PAYROLL TAXES	-	-	264,165	-	-	1,461,485	-	514,403	-	-	30,126
ACCRUED VACATION	-	-	6,062,556	-	-	-	-	-	-	-	1,160,292

TOTAL ACCRUED COMPENSATION	-	-	8,436,014	-	-	5,841,774	-	2,598,197	-	-	1,724,502

ACCRUED INSURANCE - AUTO	-	-	27,053	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE		-	14,425,614	-	-	61,446	-	17,884	-	-	7,828,916
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,188,538	-	-	-	-	-	-	-	6,178,333
ACCRUED HEALTH_DENTAL_LIFE		-	2,266,532	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	199,420	-	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	26,107,156	-	-	61,446	-	17,884	-	-	14,007,250

ACCRUED PERCENTAGE RENT	-	-	(6,553)	-	-	854,344	-	727,782	-	-	-
ACCRUED INTEREST - SHORT TERM	-	-	25,024,363	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(77,321)	-	-	2,211,840	-	320,365	-	-	683,729
ACCRUED LITIGATION RESERVE		-	8,648,418	-	-	-	-	-	-	-	779,806
ACCRUED POSTAGE	-	-	(25)	-	-	(11,368)	-	-	-	-	-
ACCRUED ADVERTISING	-	-	2,617,993	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	2,561,164	-	-	3,055,398	-	734,692	-	-	(365,058)
DEFERRED INCOME - CURRENT	-	-	82,346	-	-	-	-	-	-	-	15,536
GIFT CERTIFICATES/GIFT CARDS	-	-	5,113,192	-	-	(1,037,402)	-	(1,886,279)	-	-	237,153
CASH RECEIPTS SUSPENSE	-	-	143,094	-	-	-	-	-	-	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	24,551,395	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	-	424,028	4,241	-	3,944,501	11,948	2,233,523	6,865	-	59,608
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	2,569,900	-	167,896	-	-	-

TOTAL ACCRUED LIABILITIES	-	-	103,625,263	4,241	-	22,776,591	11,948	5,465,124	6,865	-	17,963,896

INCOME TAXES PAYABLE	-	-	(3,986,334)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	557,419	-	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(3,428,915)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	79,950,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	6,258,450	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	316,260,058	4,241	-	25,364,812	11,323	6,283,738	6,865	-	22,924,171

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	-	1,965,558	-	-	14,839,260	-	8,544,003	-	-	782,335

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	21,774,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	18,788	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,512,488	-	-	652,042	-	2,540,947	-	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,535,181	-	-	682,042	-	2,540,947	-	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,795,739	-	-	15,521,302	-	11,084,949	-	-	150,582,335

TOTAL LIABILITIES	-	(149,800,000)	1,184,055,797	4,241	-	40,886,114	11,323	17,368,687	6,865	-	173,506,506

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,335)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	(14,552)	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(443,412)	(135,461)	(711,340,435)	(1,016,471)	(62,624,017)	(191,698,332)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	-	4	(42,793,761)	(253,408)	(650)	(3,312,353)	(987,864)	2,938,110	(259,598)	-	(3,249,825)

RETAINED EARNINGS	(443,412)	(135,457)	(754,134,195)	(1,269,880)	(163,789,468)	(195,010,685)	(7,598,866)	258,951,246	(1,774,754)	29,477,421	(6,464,614)

TOTAL SHAREHOLDERS' EQUITY	342,930	(281,439,908)	(585,635,282)	2,369,034	(6,512,499)	17,489,832	20,600,270	32,160,648	5,406,399	(462,780,302)	346,706,786

TOTAL LIABILITIES & S/E	342,930	(431,239,908)	598,420,515	2,373,274	(6,512,499)	58,375,946	20,611,592	49,529,335	5,413,264	(462,780,302)	520,213,292

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 11/19/08

Buffets Holdings Inc.
PERIOD:  5-09          ENDING:  11/19/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	24,489,820
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	43,663,046
COD CLEARING	-	-	(6,942)	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	3,604,702	-	-	-	93,647	-	-	-	7,782,999
MISC. ACCRUALS - WIS	-	-	(663)	-	-	-	-	-	-	-	(663)
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	4,429,163

TOTAL ACCOUNTS PAYABLE	-	-	3,648,974	-	-	-	93,647	-	-	-	80,364,365

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	928,194
ACCRUED PAYROLL	-	55,312	2,997,570	-	1,215,832	-	389,224	-	21,994	-	11,891,847
ACCRUED BONUS	-	-	-	-	-	-	4,322	-	-	-	971,672
ACCRUED PAYROLL TAXES	-	21,002	1,022,457	-	481,682	-	34,480	-	9,295	-	3,839,095
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	7,222,848

TOTAL ACCRUED COMPENSATION	-	76,314	4,020,026	-	1,697,514	-	428,026	-	31,289	-	24,853,656

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	27,053
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,333,860
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	15,366,871
ACCRUED HEALTH_DENTAL_LIFE	-	-	755,524	-	-	-	-	-	-	-	3,022,057
ACCRUED INSURANCE - OTHER	-	-	-	-	-	-	-	-	-	-	199,420

TOTAL ACCRUED INSURANCE	-	-	755,524	-	-	-	-	-	-	-	40,949,260

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,575,573
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	25,024,363
ACCRUED PROPERTY TAXES	-	-	6,799,045	-	-	-	28,400	-	-	-	9,966,059
ACCRUED LITIGATION RESERVE	-	-	-	-	-	-	-	-	-	-	9,428,224
ACCRUED POSTAGE	-	-	(74)	-	-	-	(558)	-	-	-	(12,025)
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	2,617,993
ACCRUED LIABILITIES - OTHER	-	-	1,634,990	-	463	-	145,212	-	-	-	7,766,861
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	97,883
GIFT CERTIFICATES/GIFT CARDS	-	-	666,256	-	-	-	912,826	-	-	-	4,005,745
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	143,094
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	580,489	-	-	-	50,237,330
SALES/USE TAX PAYABLE	-	-	4,741,066	-	(151)	-	316,047	528	-	-	11,742,204
ACCRUED RESTAURANT CLOSING COSTS	-	-	1,231,230	-	-	-	-	-	-	-	3,969,027

TOTAL ACCRUED LIABILITIES	-	76,314	38,294,919	-	1,697,826	-	2,410,441	528	31,289	-	192,365,245

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,986,334)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	557,419

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,428,915)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	79,950,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	6,258,450

TOTAL CURRENT LIABILITIES	-	76,314	41,943,893	-	1,697,826	-	2,504,088	528	31,289	-	417,109,145

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	18,363,353	-	-	-	1,068,501	-	-	-	45,563,010

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	21,774,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	18,788
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,705,476

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	5,758,169

TOTAL NON-CURRENT LIABILITIES	-	-	18,363,353	-	-	-	1,068,501	-	-	-	914,616,179

TOTAL LIABILITIES	-	76,314	60,307,247	-	1,697,826	-	3,572,589	528	31,289	-	1,331,725,324

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,541,980	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,166,122)
LEVEL 8 PROFIT/LOSS	(650)	(1,007,761)	(12,214,905)	(650)	(23,754,360)	(650)	(219,947)	(73,198)	12,011,659	(25,231)	(73,205,038)

RETAINED EARNINGS	(1,050)	(6,831,476)	(172,672,924)	3,960	(139,761,465)	(975)	(1,058,703)	(376,037)	358,547,287	(191,913)	(804,535,960)

TOTAL SHAREHOLDERS' EQUITY	(975)	(4,756,670)	157,279,831	4,275	(100,433,831)	(975)	9,297,281	1,031,367	45,117,709	117,107	(803,636,972)

TOTAL LIABILITIES & S/E	(975)	(4,680,356)	217,587,078	4,275	(98,736,005)	(975)	12,869,870	1,031,896	45,148,998	117,107	528,088,352

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	10/23/08 - 11/19/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through November 19, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	55,875
Accrued Compensation	24,854
Accrued Worker's Compensation	22,334
Accrued Sales, Use and Property Taxes	21,708
Accrued Insurance	18,615
Accrued Interest	25,024
Accrued Litigation Reserve	9,428
Unearned revenue (gift cards/certificates)	4,006
Accrued Legal and Consulting Fees	2,156
Closed Restaurant Reserve	3,969
Accrued Percentage Rent	1,576
Lease Rejection Claims Reserve	50,237
Accrued Other	8,458
Income Taxes Payable	557
Total Debts	248,797
Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.:	10/23/08 - 11/19/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	10,081,480
31 - 60 days old	399,562
61 - 90 days old	-
91+ days old	96,709
Total Accounts Receivable	10,577,751
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	10,577,751

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X